UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2019
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 954-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On February 18, 2019, the Board of Directors (the “Board”) of Federal Signal Corporation (the “Company”) increased its size from eight to nine directors and, following the recommendation of the Nominating and Governance Committee of the Board, appointed Eugene J. Lowe, III to the Board, effective immediately. Mr. Lowe will serve as a member of the Audit Committee of the Board (the “Audit Committee”). As compensation for his service as a director, Mr. Lowe will be eligible to receive an annual base retainer of $65,000 and an annual committee retainer of $9,000 for membership on the Audit Committee, both of which will be paid quarterly and pro-rated for 2019 based upon the effective date of his appointment. Until Mr. Lowe meets the Company’s stock ownership requirements for directors, 50% of his annual retainers will be paid in the form of shares of our common stock. In addition, Mr. Lowe will be eligible to receive an annual equity award of $100,000.
Mr. Lowe is the President and Chief Executive Officer (“CEO”) of SPX Corporation (“SPX”) (NYSE: SPXC), a supplier of highly engineered products and technologies, holding leadership positions in the HVAC, detection and measurement, and engineered solutions markets. Mr. Lowe joined SPX in 2008, serving in a number of different executive positions before being appointed as CEO in September 2015. Mr. Lowe has also served as a director of SPX since that time. Prior to joining SPX, Mr. Lowe held positions with Milliken & Company, Bain & Company and Lazard Technology Partners. Mr. Lowe earned his MBA with distinguished honors from Dartmouth’s Tuck School of Business and his bachelor’s degree in Management Science from Virginia Polytechnic Institute and State University.
Mr. Lowe is not party to any arrangement or understanding with any person pursuant to which he was appointed a director, nor is Mr. Lowe party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.
A copy of the press release announcing Mr. Lowe’s appointment to the Company’s Board is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.
On February 20, 2019, the Company announced plans to expand the primary production facility of the Company’s Vactor Manufacturing, Inc. subsidiary. A copy of the press release announcing the expansion is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Federal Signal Corporation Press Release Dated February 19, 2019.
	99.2	Federal Signal Corporation Press Release Dated February 20, 2019.

Exhibit Index

Exhibit Number	Description
Exhibit 99.1	Federal Signal Corporation Press Release Dated February 19, 2019.
Exhibit 99.2	Federal Signal Corporation Press Release Dated February 20, 2019.

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: February 21, 2019	By:	/s/ Ian A. Hudson
Ian A. Hudson, Senior Vice President and Chief Financial Officer